UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  January 25, 2010

Caribbean Villa Catering Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	333-151840	45-0557179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22, Sevemaya Street Togliatti, Samara Region Russia
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
7 8482 319999

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant.

On January 25, 2010, Caribbean Villa Catering Corporation (the “Company”) dismissed Seale and Beers, CPAs. (“Seale”) as the Company’s independent registered public accounting firm.  Seale’s dismissal was ratified by the Company’s board of directors on January 29, 2010.  Seale was engaged on August 10, 2009 and had yet to issue a report on the Company’s annual financial statements.

During the subsequent period through January 25, 2010, (i) there were no disagreements between the Company and Seale on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Seale, would have caused Seale to make reference to the matter in its reports on the Company's financial statements; and (ii) there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On January 29, 2010, the Company provided Seale with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Seale furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated, February 15, 2010, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On January 29, 2010, the Company engaged RBSM LLP (“RBSM”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2009. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on January 29, 2010.

During the years ended December 31, 2008 and 2007 and the subsequent interim period through January 29, 2010, the Company did not consult with RBSM regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or an event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description
16.1	Letter from Seale and Beers, CPAs dated February 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARIBBEAN VILLA CATERING CORPORATION

Date: February 16, 2010	By:	/s/ Vladislav Feliksovich Tenenbaum
Name: Vladislav Feliksovich Tenenbaum
Title: President

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Seale and Beers, CPAs dated February 15, 2010

4